UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 7, 2019
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0001 par value	OSTK	NASDAQ Global Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On May 7, 2019, Kirthi Kalyanam, a member of the board of directors (the “Board”) of Overstock.com, Inc. (“Overstock”), submitted his resignation from the Board, effective May 7, 2019. In addition, on May 7, 2019, Saum Noursalehi, a member of the Board and Chief Executive Officer of Overstock’s indirect majority-owned subsidiary tZERO Group, Inc. (“tZERO”), resigned from the Board with an effective date of May 7, 2019. Mr. Noursalehi will continue in his respective positions with tZERO. Overstock indirectly owns a majority of the outstanding common stock of tZERO and shares a number of business relationships with tZERO. Overstock owns its interest in tZERO through Overstock’s wholly-owned subsidiary Medici Ventures, Inc.

(c) On May 8, 2019, Overstock appointed David Nielsen, Overstock’s Chief Sourcing & Operations Officer, to the position of President, Retail, effective May 8, 2019. Prior to beginning his term as Chief Sourcing & Operations Officer in October 2018, Mr. Nielsen held a variety of positions at Overstock from August 2009 to July 2015, including the position of Co-President. Mr. Nielsen left Overstock to accept the role of Chief Executive Officer with Global Access, Inc., a global provider of logistics technology, where he worked for 3 years before returning to Overstock. Mr. Nielsen, age 49, will have an annual salary of $400,000 as President, Retail. Mr. Nielsen will also be eligible to participate in the compensation and benefit programs generally available to Overstock’s executive officers. His employment has no specified term and will be on an at-will basis. Mr. Nielsen is not and has not been involved in any related party transactions with Overstock and does not have any family relationships with any other director, executive officer, or any persons nominated for such positions.

Item 7.01 Regulation FD

On May 9, 2019, Overstock issued a press release announcing the foregoing organizational changes. A copy of this press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference to this Item 7.01.

The information set forth in this Item 7.01 including the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is furnished with this report:

99.1	Press Release dated May 9, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	May 9, 2019